Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2008			2007		Percent
			Percent		Percent	Increase
	Amount		to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 16,450		100.0	$ 15,131	100.0	8.7
Cost of products sold	4,751		28.9	4,358	28.8	9.0
Selling, marketing and administrative expenses	5,507		33.5	5,029	33.3	9.5
Research expense	1,896		11.5	1,866	12.3	1.6
In-process research & development	40		0.2	-	-
Interest (income)expense, net	16		0.1	(36)	(0.2)
Other (income)expense, net	(135)		(0.8)	(117)	(0.8)
Earnings before provision for taxes on income	4,375		26.6	4,031	26.6	8.5
Provision for taxes on income	1,048		6.4	950	6.2	10.3
Net earnings	$ 3,327		20.2	$ 3,081	20.4	8.0

Net earnings per share (Diluted)	$ 1.17			$ 1.05		11.4

Average shares outstanding (Diluted)	2,844.8			2,922.5

Effective tax rate	24.0%			23.6%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,415	(1)	26.8	$ 4,031	26.6	9.5
Net earnings	$ 3,367	(1)	20.5	$ 3,081	20.4	9.3
Net earnings per share (Diluted)	$ 1.18	(1)		$ 1.05		12.4
Effective tax rate	23.7%			23.6%

(1) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2008			2007			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 32,644		100.0	$ 30,168		100.0	8.2
Cost of products sold	9,365		28.7	8,743		29.0	7.1
Selling, marketing and administrative expenses	10,630		32.6	9,831		32.5	8.1
Research expense	3,608		11.1	3,518		11.7	2.6
In-process research & development	40		0.1	807		2.7
Interest (income)expense, net	32		0.1	(69)		(0.2)
Other (income)expense, net	(153)		(0.5)	(345)		(1.1)
Earnings before provision for taxes on income	9,122		27.9	7,683		25.4	18.7
Provision for taxes on income	2,197		6.7	2,029		6.7	8.3
Net earnings	$ 6,925		21.2	$ 5,654		18.7	22.5

Net earnings per share (Diluted)	$ 2.43			$ 1.93			25.9

Average shares outstanding (Diluted)	2,856.1			2,924.9

Effective tax rate	24.1%			26.4%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 9,162	(1)	28.1	$ 8,490	(2)	28.1	7.9
Net earnings	$ 6,965	(1)	21.3	$ 6,461	(2)	21.4	7.8
Net earnings per share (Diluted)	$ 2.44	(1)		$ 2.21	(2)		10.4
Effective tax rate	24.0%			23.9%

(1) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $807 million with no tax benefit and $0.28 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data
(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,694	1,562	8.5%	8.5	-
International	2,342	2,002	17.0	5.6	11.4
	4,036	3,564	13.2	6.8	6.4

Pharmaceutical
U.S.	3,793	3,860	(1.7)	(1.7)	-
International	2,547	2,289	11.3	(0.6)	11.9
	6,340	6,149	3.1	(1.3)	4.4

Med Devices & Diagnostics
U.S.	2,723	2,619	4.0	4.0	-
International	3,351	2,799	19.7	7.3	12.4
	6,074	5,418	12.1	5.7	6.4

U.S.	8,210	8,041	2.1	2.1	-
International	8,240	7,090	16.2	4.3	11.9
Worldwide	$16,450	15,131	8.7%	3.1	5.6

Johnson & Johnson and Subsidiaries
Supplementary Sales Data
(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	3,513	3,191	10.1%	10.1	-
International	4,587	3,869	18.6	7.0	11.6
	8,100	7,060	14.7	8.3	6.4

Pharmaceutical
U.S.	7,863	7,894	(0.4)	(0.4)	-
International	4,906	4,476	9.6	(1.8)	11.4
	12,769	12,370	3.2	(0.9)	4.1

Med Devices & Diagnostics
U.S.	5,311	5,203	2.1	2.1	-
International	6,464	5,535	16.8	5.0	11.8
	11,775	10,738	9.7	3.6	6.1

U.S.	16,687	16,288	2.4	2.4	-
International	15,957	13,880	15.0	3.4	11.6
Worldwide	$32,644	30,168	8.2%	2.8	5.4

Johnson & Johnson and Subsidiaries
Supplementary Sales Data
(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 8,210	8,041	2.1%	2.1	-

Europe	4,547	3,907	16.4	2.4	14.0
Western Hemisphere excluding U.S.	1,280	1,131	13.2	3.3	9.9
Asia-Pacific, Africa	2,413	2,052	17.6	8.5	9.1
International	8,240	7,090	16.2	4.3	11.9

Worldwide	$16,450	15,131	8.7%	3.1	5.6

Johnson & Johnson and Subsidiaries
Supplementary Sales Data
(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$16,687	16,288	2.4%	2.4	-

Europe	8,855	7,720	14.7	1.6	13.1
Western Hemisphere excluding U.S.	2,525	2,177	16.0	4.7	11.3
Asia-Pacific, Africa	4,577	3,983	14.9	5.9	9.0
International	15,957	13,880	15.0	3.4	11.6

Worldwide	$32,644	30,168	8.2%	2.8	5.4

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (3)

ACIPHEX/PARIET
US	153	161	-5.0%	-5.0%	-
Intl	172	175	-1.7%	-11.8%	10.1%
WW	325	336	-3.3%	-8.6%	5.3%

CONCERTA
US	208	199	4.5%	4.5%	-
Intl	71	57	24.6%	12.6%	12.0%
WW	279	256	9.0%	6.3%	2.7%

DURAGESIC/FENTANYL TRANSDERMAL
US	70	96	-27.1%	-27.1%	-
Intl	202	192	5.2%	-6.6%	11.8%
WW	272	288	-5.6%	-13.5%	7.9%

LEVAQUIN/FLOXIN
US	330	344	-4.1%	-4.1%	-
Intl	21	20	5.0%	-0.2%	5.2%
WW	351	364	-3.6%	-3.9%	0.3%

PROCRIT/EXPREX
US	346	449	-22.9%	-22.9%	-
Intl	306	309	-1.0%	-12.7%	11.7%
WW	652	758	-14.0%	-18.8%	4.8%

RAZADYNE/REMINYL
US	42	51	-17.6%	-17.6%	-
Intl	110	81	35.8%	19.7%	16.1%
WW	152	132	15.2%	5.4%	9.8%

REMICADE
US	684	625	9.4%	9.4%	-
US Exports (4)	200	244	-18.0%	-18.0%	-
Intl	2	-	100.0%	100.0%	-
WW	886	869	2.0%	2.0%	-

RISPERDAL
US	492	540	-8.9%	-8.9%	-
Intl	220	308	-28.6%	-36.6%	8.0%
WW	712	848	-16.0%	-18.9%	2.9%

RISPERDAL CONSTA
US	120	102	17.6%	17.6%	-
Intl	223	176	26.7%	12.2%	14.5%
WW	343	278	23.4%	14.2%	9.2%

TOPAMAX
US	548	472	16.1%	16.1%	-
Intl	129	106	21.7%	9.3%	12.4%
WW	677	578	17.1%	14.8%	2.3%

VELCADE
US	1	1	-	-	-
Intl	204	125	63.2%	47.0%	16.2%
WW	205	126	62.7%	46.8%	15.9%

OTHER
US	599	576	4.0%	4.0%	-
Intl	887	740	19.9%	5.0%	14.9%
WW	1,486	1,316	12.9%	4.5%	8.4%

TOTAL PHARMACEUTICAL
US	3,793	3,860	-1.7%	-1.7%	-
Intl	2,547	2,289	11.3%	-0.6%	11.9%
WW	6,340	6,149	3.1%	-1.3%	4.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	348	397	-12.3%	-12.3%	-
Intl	504	455	10.8%	-1.1%	11.9%
WW	852	852	0.0%	-6.4%	6.4%

DEPUY
US	702	663	5.9%	5.9%	-
Intl	587	472	24.4%	12.2%	12.2%
WW	1,289	1,135	13.6%	8.5%	5.1%

DIABETES CARE
US	338	310	9.0%	9.0%	-
Intl	336	286	17.5%	4.1%	13.4%
WW	674	596	13.1%	6.7%	6.4%

ETHICON (5)
US	374	351	6.6%	6.6%	-
Intl	646	553	16.8%	5.1%	11.7%
WW	1,020	904	12.8%	5.7%	7.1%

ETHICON ENDO-SURGERY
US	484	454	6.6%	6.6%	-
Intl	640	503	27.2%	13.4%	13.8%
WW	1,124	957	17.5%	10.4%	7.1%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	250	231	8.2%	8.2%	-
Intl	226	190	18.9%	6.3%	12.6%
WW	476	421	13.1%	7.4%	5.7%

VISION CARE
US	227	213	6.6%	6.6%	-
Intl	412	340	21.2%	9.5%	11.7%
WW	639	553	15.6%	8.4%	7.2%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,723	2,619	4.0%	4.0%	-
Intl	3,351	2,799	19.7%	7.3%	12.4%
WW	6,074	5,418	12.1%	5.7%	6.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Q2 2008 of $167, $227 and $394 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q2 2007 of $209, $234 and $443 million Domestic, International and Worldwide respectively
(5) Restated to include portion of sales previously reported in the "Other" category

REPORTED SALES vs. PRIOR PERIOD
$MM

	SECOND QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	379	338	12.1%	12.1%	-
Intl	460	419	9.8%	-1.1%	10.9%
WW	839	757	10.8%	4.7%	6.1%

BABY CARE
US	111	106	4.7%	4.7%	-
Intl	461	381	21.0%	10.5%	10.5%
WW	572	487	17.5%	9.3%	8.2%

ORAL CARE
US	185	186	-0.5%	-0.5%	-
Intl	223	168	32.7%	20.8%	11.9%
WW	408	354	15.3%	9.7%	5.6%

OTC/NUTRITIONALS
US	679	584	16.3%	16.3%	-
Intl	726	622	16.7%	5.1%	11.6%
WW	1,405	1,206	16.5%	10.5%	6.0%

WOMEN'S HEALTH
US	158	163	-3.1%	-3.1%	-
Intl	346	300	15.3%	3.3%	12.0%
WW	504	463	8.9%	1.1%	7.8%

WOUND CARE / OTHER
US	182	185	-1.6%	-1.6%	-
Intl	126	112	12.5%	0.6%	11.9%
WW	308	297	3.7%	-0.8%	4.5%

TOTAL CONSUMER
US	1,694	1,562	8.5%	8.5%	-
Intl	2,342	2,002	17.0%	5.6%	11.4%
WW	4,036	3,564	13.2%	6.8%	6.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (3)

ACIPHEX/PARIET
US	269	320	-15.9%	-15.9%	-
Intl	333	352	-5.4%	-15.7%	10.3%
WW	602	672	-10.4%	-15.8%	5.4%

CONCERTA
US	432	399	8.3%	8.3%	-
Intl	137	109	25.7%	13.7%	12.0%
WW	569	508	12.0%	9.4%	2.6%

DURAGESIC/FENTANYL TRANSDERMAL
US	145	212	-31.6%	-31.6%	-
Intl	360	379	-5.0%	-15.3%	10.3%
WW	505	591	-14.6%	-21.2%	6.6%

LEVAQUIN/FLOXIN
US	804	803	0.1%	0.1%	-
Intl	43	40	7.5%	2.0%	5.5%
WW	847	843	0.5%	0.2%	0.3%

PROCRIT/EXPREX
US	680	979	-30.5%	-30.5%	-
Intl	601	596	0.8%	-11.1%	11.9%
WW	1,281	1,575	-18.7%	-23.2%	4.5%

RAZADYNE/REMINYL
US	92	102	-9.8%	-9.8%	-
Intl	209	158	32.3%	16.8%	15.5%
WW	301	260	15.8%	6.4%	9.4%

REMICADE
US	1,360	1,225	11.0%	11.0%	-
US Exports (4)	520	375	38.7%	38.7%	-
Intl	4	-	100.0%	100.0%	-
WW	1,884	1,600	17.8%	17.8%	-

RISPERDAL
US	1,074	1,099	-2.3%	-2.3%	-
Intl	447	616	-27.4%	-35.1%	7.7%
WW	1,521	1,715	-11.3%	-14.1%	2.8%

RISPERDAL CONSTA
US	221	203	8.9%	8.9%	-
Intl	431	336	28.3%	13.9%	14.4%
WW	652	539	21.0%	12.0%	9.0%

TOPAMAX
US	1,068	973	9.8%	9.8%	-
Intl	255	215	18.6%	6.7%	11.9%
WW	1,323	1,188	11.4%	9.3%	2.1%

VELCADE
US	3	3	-	-	-
Intl	386	236	63.6%	48.4%	15.2%
WW	389	239	62.8%	47.8%	15.0%

OTHER
US	1,195	1,201	-0.5%	-0.5%	-
Intl	1,700	1,439	18.1%	3.8%	14.3%
WW	2,895	2,640	9.7%	1.9%	7.8%

TOTAL PHARMACEUTICAL
US	7,863	7,894	-0.4%	-0.4%	-
Intl	4,906	4,476	9.6%	-1.8%	11.4%
WW	12,769	12,370	3.2%	-0.9%	4.1%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	705	821	-14.1%	-14.1%	-
Intl	982	959	2.4%	-8.3%	10.7%
WW	1,687	1,780	-5.2%	-11.0%	5.8%

DEPUY
US	1,396	1,341	4.1%	4.1%	-
Intl	1,146	951	20.5%	8.8%	11.7%
WW	2,542	2,292	10.9%	6.1%	4.8%

DIABETES CARE
US	641	602	6.5%	6.5%	-
Intl	648	543	19.3%	5.9%	13.4%
WW	1,289	1,145	12.6%	6.2%	6.4%

ETHICON (5)
US	715	696	2.7%	2.7%	-
Intl	1,250	1,082	15.5%	4.0%	11.5%
WW	1,965	1,778	10.5%	3.5%	7.0%

ETHICON ENDO-SURGERY
US	913	871	4.8%	4.8%	-
Intl	1,214	977	24.3%	11.3%	13.0%
WW	2,127	1,848	15.1%	8.3%	6.8%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	488	464	5.2%	5.2%	-
Intl	431	365	18.1%	5.8%	12.3%
WW	919	829	10.9%	5.5%	5.4%

VISION CARE
US	453	408	11.0%	11.0%	-
Intl	793	658	20.5%	9.3%	11.2%
WW	1,246	1,066	16.9%	10.0%	6.9%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	5,311	5,203	2.1%	2.1%	-
Intl	6,464	5,535	16.8%	5.0%	11.8%
WW	11,775	10,738	9.7%	3.6%	6.1%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for June YTD 2008 of $336, $458 and $794 million Domestic, International and
Worldwide respectively
Includes sales of Drug-Eluting Stents for June YTD 2007 of $445, $526 and $971 million Domestic, International and
Worldwide respectively
(5) Restated to include portion of sales previously reported in the "Other" category

REPORTED SALES vs. PRIOR PERIOD
$MM

	SIX MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	761	695	9.5%	9.5%	-
Intl	918	826	11.1%	0.1%	11.0%
WW	1,679	1,521	10.4%	4.4%	6.0%

BABY CARE
US	226	215	5.1%	5.1%	-
Intl	879	719	22.3%	11.7%	10.6%
WW	1,105	934	18.3%	10.1%	8.2%

ORAL CARE
US	384	389	-1.3%	-1.3%	-
Intl	410	324	26.5%	15.3%	11.2%
WW	794	713	11.4%	6.3%	5.1%

OTC/NUTRITIONALS
US	1,521	1,239	22.8%	22.8%	-
Intl	1,478	1,224	20.8%	8.4%	12.4%
WW	2,999	2,463	21.8%	15.7%	6.1%

WOMEN'S HEALTH
US	306	326	-6.1%	-6.1%	-
Intl	659	558	18.1%	5.9%	12.2%
WW	965	884	9.2%	1.5%	7.7%

WOUND CARE / OTHER
US	315	327	-3.7%	-3.7%	-
Intl	243	218	11.5%	-0.3%	11.8%
WW	558	545	2.4%	-2.3%	4.7%

TOTAL CONSUMER
US	3,513	3,191	10.1%	10.1%	-
Intl	4,587	3,869	18.6%	7.0%	11.6%
WW	8,100	7,060	14.7%	8.3%	6.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Measures

	Second Quarter		% Incr. /	Six Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2008	2007	(Decr.)	2008	2007	(Decr.)

Net Earnings - as reported	$ 3,327	3,081	8.0%	$ 6,925	5,654	22.5%

In-process research & development (IPR&D)	40	-		40	807

Net Earnings - as adjusted	$ 3,367	3,081	9.3%	6,965	6,461	7.8%

Diluted net earnings per share - as reported	$ 1.17	1.05	11.4%	$ 2.43	1.93	25.9%

In-process research & development (IPR&D)	0.01	-		0.01	0.28

Diluted net earnings per share - as adjusted	$ 1.18	1.05	12.4%	2.44	2.21	10.4%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of net earnings and diluted net earnings per share that excludes IPR&D in order to evaluate ongoing business operations.